SETTLEMENT AGREEMENT AND MUTUAL RELEASE
SETTLEMENT AGREEMENT AND MUTUAL RELEASE (this “Settlement Agreement”) dated August 21, 2017, among VICTORY ENERGY CORPORATION, a Nevada corporation (“Victory”); RON ZAMBER (“Zamber”); and GREG JOHNSON (“Johnson”). Victory, Zamber and Johnson are referred to individually as a “Party” and, collectively, as the “Parties.”
RECITALS
A.On the date hereof, Victory and Armacor Victory Ventures, LLC, a Delaware limited liability company (“Armacor”) entered into a transaction agreement (the “Transaction Agreement”) and anticipate closing (the “Closing”) the transactions contemplated by the Transaction Agreement on or about the date hereof.
B.The Transaction Agreement provides, among other things, that all obligations of Victory to Zamber, Johnson and their affiliates to repay indebtedness for borrowed money, which totals Five Hundred Twenty Thousand, Eight Hundred Dollars ($520,800), with Three Hundred Seventy Thousand, Eight Hundred Dollars ($370,800) of such Indebtedness being owed to Zamber and One Hundred Fifty Thousand Dollars ($150,000) of such Indebtedness being owed to Johnson, including all accrued, but unpaid, interest thereon (collectively, the “Indebtedness”), shall be converted into shares of Victory’s Series C Preferred Stock (the “Series C Preferred Stock”) at the Closing. The Parties wish to resolve their respective claims under the Indebtedness without admitting liability therefor, and in order to avoid the uncertainty, expense, and burden of litigation.
AGREEMENT
NOW, THEREFORE, in consideration of the mutual promises herein contained, the Parties hereto, intending to be legally bound hereby agree as follows:
1.    Issuance of Series C Preferred Stock. For and in satisfaction of the Indebtedness and the mutual promises and releases contained herein upon execution of this Settlement Agreement, Victory shall, at the Closing, immediately issue 46,699.9368965913 shares of Series C Preferred Stock to Zamber and 18,891.5602332489 shares of Series C Preferred Stock to Johnson, in each case, at a rate of $7.94005355555556 per share of Series C Preferred Stock for a total of Five Hundred Twenty Thousand Eight Hundred Dollars ($520,800) of Series C Preferred Stock. The Series C Preferred Stock has the rights, preferences, and limitations specified in the Certificate of Designation of the Series C Preferred Stock in the form attached hereto as Exhibit A.
2.    Releases.
a.    Release by Zamber. For the consideration and mutual promises specified herein and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, Zamber hereby releases and discharges Victory and all of its successor(s), predecessor(s)-in-interest, subsidiaries, related and affiliated companies and entities, and each of the foregoing companies’ and entities’ respective divisions, officers, directors, shareholders, partners, limited partners, joint ventures, agents, employees, representatives, independent contractors, payroll companies, attorneys, insurers, licensees and assigns, past, present or future (“Released Parties”) from all obligations, debts, liabilities, torts, covenants, contracts or causes of action of any kind whatsoever, at law or in equity, whether known or unknown, including the Indebtedness, that Zamber has against Released Parties as of the date of this Settlement Agreement, except that any matter related to the enforceability or performance of this Settlement Agreement is not released and Zamber is not releasing or otherwise discharging Victory of any obligations that Victory may have resulting from the ownership by Zamber, or any of his affiliates, of any capital stock, options to purchase capital stock or warrants to purchase capital stock held by Zamber, or any such affiliates.
b.    Release by Johnson. For the consideration and mutual promises specified herein and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, Johnson hereby releases and discharges Victory and the Released Parties from all obligations, debts, liabilities, torts, covenants, contracts or causes of action of any kind whatsoever, at law or in equity, whether known or unknown, including the Indebtedness, that Johnson has against Released Parties as of the date of this Settlement Agreement, except that any matter related to the enforceability or performance of this Settlement Agreement is not released and Johnson is not releasing or otherwise discharging Victory of any obligations that Victory may have resulting from the ownership by Johnson, or any of his affiliates, of any capital stock, options to purchase capital stock or warrants to purchase capital stock held by Johnson, or any such affiliates.
c.    Release by Victory. For the consideration and mutual promises specified herein and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, Victory hereby releases and discharges Zamber and Johnson from all obligations, debts, liabilities, torts, covenants, contracts or causes of action of any kind whatsoever, at law or in equity, that Victory has against Zamber or Johnson as of the date of this Settlement Agreement arising out of or relating to the Indebtedness, but excluding any matter related to the enforceability or performance of this Settlement Agreement.
d.    Release of Unknown Claims. The Parties expressly waive and assume the risk of any and all claims for damages which exist as of the date of this Settlement Agreement, but they do not know or suspect to exist, whether through ignorance, oversight, error, negligence, or otherwise, and which, if known, would materially affect its decision to enter into this Settlement Agreement. The Parties expressly acknowledge that this waiver of claims includes any claims for any alleged fraud, deception, concealment, misrepresentation or any other misconduct of any kind in procuring this Settlement Agreement.
3.     Waiver of Suit. For the consideration and mutual promises specified herein and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Parties agree to waive, release, promise and agree not to bring or pursue any judicial, quasi-judicial or administrative action against any of the other Parties for any reason whatsoever arising out any matter released hereunder up to and including the date of this Settlement Agreement, including, without limitation, any claim released by this Settlement Agreement. Each Party further acknowledges and agrees that it has not already filed or otherwise commenced any such action.

4.    Termination of Existing Contracts; Unwinding of Armacor Transaction.
a.    Upon the execution of this Settlement Agreement, any contracts, notes or other forms of indebtedness of Victory to Zamber or Johnson shall be terminated and neither Zamber nor Johnson nor Victory shall have any duties, rights, obligations or benefits thereunder, including without limitation, the right of Zamber or Johnson to receive compensation pursuant to any contracts, notes or other forms of indebtedness.
b.    If Armacor exercises it Right to Unwind (as defined in the Transaction Agreement) pursuant to Section 3 of the Transaction Agreement, then the Parties shall work together to mutually agree upon the steps to be taken to unwind the transactions contemplated by this Settlement Agreement.
5.    Representations and Warranties.
a.    Zamber represents that he has the requisite power to enter into this Settlement Agreement and to carry out his obligations hereunder.
b.    Johnson represents that he has the requisite power to enter into this Settlement Agreement and to carry out his obligations hereunder.
c.    Victory represents that it has the requisite power to enter into this Settlement Agreement and to carry out its obligations hereunder and that the terms of this Settlement Agreement have been fully disclosed to its Directors, and that the requisite approvals have been obtained, prior to its execution.
d.    Each Party represents that this Settlement Agreement has been duly executed and delivered and constitutes a valid and binding obligation enforceable in accordance with its terms.
e.     Zamber represents that he understands that none of the shares of Series C Preferred Stock or shares of Victory common stock into which they are convertible (collectively, the “Securities”) have been registered under the Securities Act of 1934, as amended (the “Securities Act”), or under the “blue sky” or similar laws of any jurisdiction, that the Securities will be “restricted securities” within the meaning of Rule 144 under the Securities Act and will bear a restrictive legend accordingly, and that the Securities may be resold only if registered pursuant to the provisions of the Securities Act and such other laws, if applicable, or if an exemption from registration is available. Zamber is a resident of or is located in the jurisdiction set forth in Zamber’s address on his signature page hereto. Zamber understands that his acquisition of the Securities involves a high degree of risk and that he may lose his entire investment in the Securities. Zamber is a sophisticated party that has the ability to protect his own interests and conduct his own due diligence without being provided a private placement memorandum or similar disclosure document. Zamber is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D under the Securities Act.

f.     Johnson represents that he understands that none of the Securities have been registered under the Securities Act or under the “blue sky” or similar laws of any jurisdiction, that the Securities will be “restricted securities” within the meaning of Rule 144 under the Securities Act and will bear a restrictive legend accordingly, and that the Securities may be resold only if registered pursuant to the provisions of the Securities Act and such other laws, if applicable, or if an exemption from registration is available. Johnson is a resident of or is located in the jurisdiction set forth in Johnson’s address on his signature page hereto. Johnson understands that his acquisition of the Securities involves a high degree of risk and that he may lose his entire investment in the Securities. Johnson is a sophisticated party that has the ability to protect his own interests and conduct his own due diligence without being provided a private placement memorandum or similar disclosure document. Johnson is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D under the Securities Act.
6.    Entire Agreement. This Settlement Agreement constitutes the entire, exclusive and final agreement among the Parties and supersedes any and all prior agreements, discussions, representations and warranties among the Parties with respect to the matters set forth herein. The Parties have not relied upon any statements or representations made by any Party outside the content of this Settlement Agreement.
7.    Choice of Law and Jurisdiction. The laws of the State of Texas shall apply to and control any interpretation, construction, performance or enforcement of this Settlement Agreement. The Parties agree that the exclusive jurisdiction for any legal proceeding arising out of or relating to this Settlement Agreement shall be the State or Federal courts located in Travis County, Texas and the Parties hereby waive any challenge to personal jurisdiction or venue in that court.
8.    Counterparts. This Settlement Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.
9.    Severability. If any provision of this Settlement Agreement is determined to be unlawful or otherwise unenforceable, the remaining provisions of this Settlement Agreement shall nevertheless continue in full force and effect.
10.    Parties in Interest; Assignment. This Settlement Agreement is binding upon the Parties and their respective successors, heirs, legal representatives and permitted assigns.
11.    No Admission of Liability or Wrongdoing. This Settlement Agreement and the negotiations and discussions leading up to this Settlement Agreement effect the settlement of claims which are denied and contested, and do not constitute, nor shall they be construed as, an admission of liability by the Parties. This Settlement Agreement is made solely for the purpose of avoiding the burden and expense of litigation, which would be imposed on the Parties if the disputes between them remained unsettled. This Settlement Agreement does not constitute an admission by any of the Parties hereto that they have engaged in any unlawful act. Each of the Parties hereto expressly deny that they have engaged in any unlawful act and deny liability for all claims any other Party had, has, or may have against them.
12.    Construction. This Settlement Agreement shall not be construed against the Party preparing it, but shall be construed as if the Parties collectively prepared it and any uncertainty or ambiguity shall not be interpreted against any Party.
13.    Modifications; Waiver. This Settlement Agreement may not be modified orally. No breach of any provision hereof may be waived unless in writing. Waiver of any breach shall not be deemed to be a waiver of any other breach of the same or of any other provision hereof. All modifications to this Settlement Agreement must be in writing and signed by the Parties to be charged.
14.    No Assignments.
a.     Victory hereby represents and warrants that there has been no assignment or transfer whatsoever of any of the claims released herein. Victory agrees to defend and indemnify Zamber and the other persons and entities released herein against any claim based upon, arising out of or in connection with any such assignment or transfer.
b.    Victory hereby represents and warrants that there has been no assignment or transfer whatsoever of any of the claims released herein. Victory agrees to defend and indemnify Johnson and the other persons and entities released herein against any claim based upon, arising out of or in connection with any such assignment or transfer.
c.     Zamber hereby represents and warrants that there has been no assignment or transfer whatsoever of any of the claims released herein. Zamber agrees to defend and indemnify Victory and the other persons and entities released herein against any claim based upon, arising out of or in connection with any such assignment or transfer.
d.    Johnson hereby represents and warrants that there has been no assignment or transfer whatsoever of any of the claims released herein. Johnson agrees to defend and indemnify Victory and the other persons and entities released herein against any claim based upon, arising out of or in connection with any such assignment or transfer.
15.    Attorneys’ Fees. If any action is brought for the enforcement of this Settlement Agreement or in connection with any dispute arising out of it or the claims which are the subject of this Settlement Agreement, the prevailing Party shall be entitled to recover reasonable attorneys' fees and any other costs incurred in such litigation in addition to any other relief to which the prevailing Party may be entitled.
16.    Advice of Counsel. Each Party to this Settlement Agreement has had the opportunity to discuss the matter with legal counsel, and enters into this Settlement Agreement only after such consultation.

17.     Waiver of Jury Trial. EACH PARTY EXPRESSLY, IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS SETTLEMENT AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.
18.    Notices. All notices and other communications hereunder shall be in writing to the Parties at the addresses specified on the signature pages hereto.
[Signature page follows]

IN WITNESS WHEREOF, the Parties have caused this Settlement Agreement to be duly executed and delivered as of the date set forth above.

VICTORY ENERGY CORPORATION

By:    /s/ Kenneth Hill
Name: Kenneth Hill
Title: Chief Executive Officer

Address:

RON ZAMBER

By:    /s/ Ron Zamber

Address:

GREG JOHNSON

By:    /s/ Greg Johnson

Address:

[Signature Page to Settlement Agreement and Mutual Release]